Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of Interdyne Company on Form 10-K for the fiscal year ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Amendment No. 1"), Sun Tze Whang, Chief Executive Officer, and Kit H. Tan, Chief Financial Officer/Principal Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Amendment No. 1 fully complies with the requirements of section 3(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Amendment No. 1 fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 5, 2010	/s/ Sun Tze Whang
Sun Tze Whang
Chief Executive Officer

/s/ Kit H. Tan
Kit H. Tan
Chief Financial Officer/
Principal Accounting Officer